UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 1, 2010 (September 29, 2010)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, Inergy, L.P. (“Inergy”), Inergy GP, LLC (“Inergy GP”), Inergy Holdings, L.P. (“Holdings”), Inergy Holdings GP, LLC, NRGP Limited Partner, LLC and NRGP MS, LLC entered into an Agreement and Plan of Merger on August 7, 2010, which was amended and restated on September 3, 2010, as part of a plan to simplify the capital structures of Inergy and Holdings (the “Merger Agreement”). Following the announcement of the Merger Agreement, a unitholder class action lawsuit, G-2 Trading LLC v. Inergy GP, LLC et al., No. 5816, was filed in the Court of Chancery of the State of Delaware by common unitholders of Inergy against Inergy, Holdings, Inergy GP, John J. Sherman, Phillip L. Elbert, Warren H. Gfeller, Arthur B. Krause, Robert D. Taylor, R. Brooks Sherman, Jr., Andrew L. Atterbury, William C. Gautreaux and Carl A. Hughes (the “Inergy Unitholder Lawsuit”). On September 29, 2010, the Delaware Court of Chancery scheduled a hearing in response to the plaintiff’s motion seeking expedited treatment of the Inergy Unitholder Lawsuit. The hearing on the plaintiff’s motion for preliminary injunction, which asks the court to enjoin the consummation of the proposed merger, has been set for October 22, 2010.

Important Information for Investors and Unitholders

In connection with the proposed merger and related transactions between Inergy and Holdings, Inergy filed with the Securities and Exchange Commission (“SEC”), and the SEC declared effective on September 30, 2010, a registration statement on Form S-4 that includes a proxy statement of Holdings that also constitutes a prospectus of Inergy. The proxy statement/prospectus is being mailed to Holdings unitholders on or about October 2, 2010. INERGY AND HOLDINGS URGE INVESTORS AND HOLDINGS UNITHOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and unitholders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Inergy and Holdings through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Inergy are available free of charge on Inergy’s website at www.inergylp.com under the tab “Investor Relations” then select “Inergy, L.P.” or by contacting Inergy’s investor relations administrator at (816) 842-8181. Copies of the documents filed with the SEC by Holdings are available free of charge on Holdings’ website at www.inergylp.com under the tab “Investor Relations” then select “Inergy Holdings, L.P.” or by contacting Holdings’ investor relations administrator at (816) 842-8181.

Inergy, Holdings and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Holdings in connection with the proposed transaction. Information about the directors and executive officers of Inergy is set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which was filed with the SEC on November 30, 2009. Information about the directors and executive officers of Holdings is set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which was filed with the SEC on November 30, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC,
its Managing General Partner

Date: October 1, 2010	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger
Senior Vice President, General Counsel and Secretary